Exhibit 32.2

Certification Pursuant to

Section 906 of the Sarbanes–Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, John J. Nicola, Chief Financial Officer of K-Sea General Partner GP LLC, as general partner of K-Sea General Partner L.P., the general partner of K-Sea Transportation Partners L.P. (the “Partnership”), hereby certify, to the best of my knowledge, that:

(1)           The Partnership’s Quarterly Report on Form 10-Q for the period ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ John J. Nicola
Dated: February 7, 2006	Name:	John J. Nicola
	Title:	Chief Financial Officer